UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2013

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Advisory Research MLP & Energy Infrastructure Fund
(MLPPX)

ANNUAL REPORT
November 30, 2013

Advisory Research MLP & Energy Infrastructure Fund
A series of the Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	26

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research MLP & Energy Infrastructure Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a Private Placement Memorandum (“PPM”).

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6750 www.advisoryresearch.com

MLP & Energy Infrastructure Fund
(“MLPPX”)
November 30, 2013

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Infrastructure Fund (“the Fund”).  This report covers the December 31, 2013 change of the Fund’s name as well as the Fund’s performance for the annual period ended November 30, 2013 and the outlook for 2014.

Fund Joins Advisory Research Fund Family

On December 31, 2013, the Fund’s advisor, FAMCO MLP, formally changed its name to Advisory Research, Inc.   The FAMCO MLP & Energy Infrastructure Fund also adopted the Advisory Research brand (the fund ticker remains unchanged).

The name changes completed a process set in motion almost two years ago, when the FAMCO MLP team became a division of Advisory Research.  We want to assure you that there have been no changes to the team that has been managing this Fund since its inception.  Concurrent with the name change, Advisory Research launched a new website that provides enhanced firm and product information on all 9 of the firm’s mutual fund strategies at www.advisoryresearch.com.

Advisory Research, founded in 1974, is a Chicago based asset management firm with more than $10 billion in assets across a broad spectrum of traditional and alternative strategies.  Strategies range from value-oriented U.S., international, and global to MLP and energy infrastructure.

2013 Annual Report

The Fund’s investment objective is long-term capital appreciation and current income.  The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities.  We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes, and some tax advantages.  The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.  Most pure-play domestic energy infrastructure is owned by MLPs or entities affiliated with MLPs, and at least 80% of the Fund’s investments are expected to be concentrated in MLPs and other energy infrastructure assets.

We expect the Fund to exhibit high correlation to and aim to generate similar returns with the Alerian MLP Index (Index), but with less volatility and more liquidity over a full market cycle. In general, we would expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

We are pleased that the Fund generated results consistent with our expectations for the 1 year period and since its September 9, 2010 inception date.

Total Returns as of 11/30/2013
1 Year Period
	Performance	Volatility1	Correlation to Index
MLPPX	17.32%	8.9%	88%
Alerian MLP Index	21.61%	13.4%

1

Since Inception of 9/9/2010
	Annualized	Annualized
	Performance	Volatility1	Correlation to Index
MLPPX	14.99%	10.7%	90%
Alerian MLP Index	17.55%	14.8%

1
Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns.  In general, the higher the standard deviation, the greater the volatility of return.

The performance data quoted represents past performance.  Past performance is no guarantee of future results.  Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-314-446-6747.  The total returns are net of fees and expenses and include the reinvestment of dividends and capital gains.

For both periods the performance, while strong in absolute terms, is lagging the Alerian MLP Index.  It is important to note that MLPs have been in the bull market portion of a market cycle since the Fund’s inception.  We expect the long term returns of the Alerian MLP Index to be 6-10% per annum, considerably lower than the performance in the 1 year and since inception periods. We believe the Fund has the potential to generate returns consistent with the Alerian MLP Index over a full market cycle.

Consistent with our expectations, the Fund has generated return volatility that is materially lower than the Alerian MLP Index.  Volatility for the Fund for the 1 year and since inception periods was 8.9% and 10.7% respectively.  Volatility for the Alerian MLP Index over the same periods was 13.4% and 14.8%.  The lower volatility is derived from the Fund’s diversified portfolio, in particular the fixed income securities.  Since inception, the volatility level of the Fund relative to the Alerian MLP Index was consistent with our initial expectations.  We believe that the volatility level relative to the Alerian MLP Index has the potential to be lower over the long term.  We anticipate the Alerian MLP Index volatility may be slightly lower than that of the S&P 500 going forward.

The risk adjusted return of the Fund is compelling over the 1 year and since inception periods.  We use the information ratio, measured as total return per unit of annualized standard deviation, to illustrate risk adjusted returns.

	Information Ratio (1 year)	Information Ratio (since inception)
MLPPX	1.9	1.4
Alerian MLP Index	1.6	1.2

The Fund continued to exhibit strong correlation to the Alerian MLP Index.  The Fund had a correlation of 88% and 90% over the 1 year and since inception periods, respectively, compared to the Alerian MLP Index.  We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Alerian MLP Index high over time.  Since inception, we have preferred MLPs and equities in comparison to fixed income.  In comparison to our initial expectations this preference tends to increase the Fund’s correlation to the S&P 500 while it decreases the correlation to bond indices.  We expect the correlation statistics to remain near current levels so long as our asset allocation preferences stay the same.

2

We are also happy to report that the Fund returns have benefited from asset allocation and security selection decisions.

Since inception we have overweighted the combined MLP and equity holdings and underweighted the debt in comparison to our long term targets. MLPs and equities have substantially outperformed fixed income over both the 1 year and since inception periods.  We anticipate continuing to overweight MLPs and equities.  It is worth noting that the fixed income securities hurt relative returns over both the 1 year and since inception periods but greatly reduced the volatility of the portfolio in addition to providing significant liquidity.

Security selection has been strong. We have added significant value in our selection of MLPs, energy infrastructure equities and energy infrastructure fixed income securities for the 1 year and since inception periods.  The energy infrastructure equities (non-MLP) in the portfolio, on average, generated cumulative total returns significantly higher than the S&P 500 Energy Sector driven by identifying equities likely to benefit from MLP-related buyouts or restructurings.  Our debt selection was also strong with the average fixed income security producing a significantly higher return than the Barclays Aggregate Bond Index return.  Our fixed income selection benefited from a preference for taking on credit risk as opposed to interest rate risk.

The Fund’s flexible design seeks to take full advantage of the asset allocation and security selection opportunities that we see.  For example, one of the Fund’s major themes since its inception has been an expectation that many publicly-traded U.S. corporations with MLP-qualifying assets would restructure or be acquired to optimize the value of those assets.  This expectation turned into reality.  During the past year, three holdings have announced restructurings to highlight the value of their MLP assets.  EQT Corporation agreed to sell its gas utility, the resulting company a Marcellus shale focused entity with midstream and upstream assets including the general partner of its underlying MLP EQT Midstream Partners LP.  ONEOK, Inc. plans to separate its gas utility from its general partner interest by spinning-off stock of a new gas utility entity during the first quarter of 2014.  CenterPoint Energy, Inc. filed a registration statement for the purpose of offering its interest in a newly formed midstream joint venture in an IPO.  In these cases the flexible design of the Fund allowed us to benefit when a restructuring corporation unlocks value from an affiliated MLP or MLP qualifying assets.

Looking forward to 2014, the Fund will continue to opportunistically invest in energy infrastructure via MLPs, equity securities and fixed income securities.  The Fund is significantly weighted to MLPs and equities as we remain concerned about the valuation of fixed income assets.  At November 30, 2013, the Fund had 77% of its assets in MLPs and equities.  Although we remain significantly invested in MLPs and equities, we believe MLP and equity market returns will moderate in 2014 and we believe that the Fund’s diversified approach will benefit in 2014 relative to an equity-only approach.

As a shareholder, you will receive a 1099 tax form in 2014.  Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed.  Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares.  Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

3

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology. The since inception performance shown for the index is that of the Fund’s inception.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

S&P 500 Energy Index is comprised those companies in the S&P 500 that are classified as members of the GICS energy sector.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

An investment in vehicles like MLPPX are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. MLPPX is available only to qualified investors who are comfortable with the substantial risks associated with investing in similar vehicles and understand that losses may occur. An investment in a vehicle like MLPPX includes the risks inherent in an investment in securities, market risk, industry concentration risk, MLP Units risk, general MLP risk, energy and natural resource company risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, natural resources sector risk, foreign securities risk, ETF risk, credit risk, interest rate risk, high yield securities risk, derivatives risk, leveraging risk, tax risk, non-diversification risk, advisor risk.  For complete descriptions of risks, please refer to the Fund’s Private Placement Memorandum (“PPM”).

The Fund is non-diversified, which means that the Fund may focus its investments in the securities of relatively few issuers.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund can be found in the PPM which preceded this report.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

4

Advisory Research MLP & Energy Infrastructure Fund
FUND PERFORMANCE at November 30, 2013 (Unaudited)

This graph compares a hypothetical $1 million investment in the Fund, made at its inception with a similar investment in the Alerian MLP Index. Results include the reinvestment of all dividends and capital gains.

The Alerian MLP index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.

The S&P 500® Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

The Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.

These indices  do  not  reflect  expenses,  fees  or  sales  charge,  which  would  lower  performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2013	1 Year	3 Year	Since Inception (9/9/10)
Advisory Research MLP & Energy Infrastructure Fund	17.32%	14.04%	14.99%
Alerian MLP Index	21.61%	15.08%	17.55%
S&P 500® Index	30.30%	17.73%	19.01%
Barclays Capital U.S. Aggregate Index	-1.61%	3.09%	3.09%

The performance date quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (314) 446-6747.

Gross and Net Expense Ratios for the Fund are 1.47% and 1.00% respectively, which are the amounts stated in the most recent Private Placement Memorandum (“PPM”). The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses. In the absence of such waivers, the Fund’s returns would have been lower. The contractual fee waivers are in effect until March 31, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

5

Advisory Research MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2013

Principal Amount		Value

	CORPORATE BONDS – 21.8%
	ENERGY – 18.7%
	Chesapeake Energy Corp.
$750,000	7.250%, 12/15/2018	$862,500
650,000	6.625%, 8/15/2020	728,000
675,000	Concho Resources, Inc. 7.000%, 1/15/20211	741,656
1,000,000	CONSOL Energy, Inc. 8.250%, 4/1/20201	1,092,500
550,000	Denbury Resources, Inc. 8.250%, 2/15/20201	607,062
875,000	EQT Corp. 4.875%, 11/15/2021	909,090
700,000	Exterran Holdings, Inc. 7.250%, 12/1/20181	740,250
275,000	QEP Resources, Inc. 6.875%, 3/1/2021	292,188
		5,973,246
	INDUSTRIAL – 3.1%
910,000	Teekay Corp. 8.500%, 1/15/2020	982,800

	TOTAL CORPORATE BONDS (Cost $6,709,006)	6,956,046

Number of Shares

	COMMON STOCKS – 53.1%
	ENERGY – 48.6%
10,085	Anadarko Petroleum Corp.	895,750
40,170	Enbridge Energy Management LLC	1,147,252
29,680	Enbridge, Inc.	1,226,971
10,895	EQT Corp.	927,273
14,563	Kinder Morgan Management LLC	1,115,077
30,780	Kinder Morgan, Inc.	1,093,921
5,200	Occidental Petroleum Corp.	493,792
17,160	ONEOK, Inc.	996,481
84,885	Plains GP Holdings LP - Class A*	1,994,797
8,080	QEP Resources, Inc.	258,722
27,260	Spectra Energy Corp.	914,573
19,540	Targa Resources Corp.	1,584,499
21,725	TransCanada Corp.	964,373
52,465	Williams Cos., Inc.	1,847,817
		15,461,298
	INDUSTRIAL – 2.2%
21,656	Teekay Offshore Partners LP	710,750

6

Advisory Research MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	UTILITIES – 2.3%
15,030	CenterPoint Energy, Inc.	$352,153
11,955	NiSource, Inc.	378,017
		730,170
	TOTAL COMMON STOCKS (Cost $14,410,907)	16,902,218

	MASTER LIMITED PARTNERSHIPS – 24.2%
	ENERGY – 22.5%
11,230	Arc Logistics Partners LP*	226,285
6,140	Buckeye Partners LP	418,073
87,967	Crestwood Equity Partners LP	1,352,932
12,275	DCP Midstream Partners LP	591,409
26,360	Energy Transfer Equity LP	1,970,937
7,865	Enterprise Products Partners LP	495,259
14,255	EV Energy Partner LP	466,138
8,825	MarkWest Energy Partners LP	609,543
9,645	Plains All American Pipeline LP	497,393
5,385	Tallgrass Energy Partners LP	133,979
7,590	Tesoro Logistics LP	388,988
		7,150,936
	UTILITIES – 1.7%
12,465	Western Gas Equity Partners LP	538,488

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $5,835,236)	7,689,424

	TOTAL INVESTMENTS – 99.1% (Cost $26,955,149)	31,547,688
	Other Assets in Excess of Liabilities – 0.9%	271,803

	TOTAL NET ASSETS – 100.0%	$31,819,491

LLC – Limited Liability Company
LP – Limited Partnership

*	Non-income producing security.

1	Callable.

See accompanying Notes to Financial Statements.

7

Advisory Research MLP & Energy Infrastructure Fund
SUMMARY OF INVESTMENTS
As of November 30, 2013

Security Type	Percent of Total Net Assets
Corporate Bonds
Energy	18.7%
Industrial	3.1%
Total Corporate Bonds	21.8%
Common Stocks
Energy	48.6%
Utilities	2.3%
Industrial	2.2%
Total Common Stocks	53.1%
Master Limited Partnerships
Energy	22.5%
Utilities	1.7%
Total Master Limited Partnerships	24.2%
Total Investments	99.1%
Other Assets in Excess of Liabilities	0.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

8

Advisory Research MLP & Energy Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2013

Assets:
Investments, at value (cost $26,955,149)	$31,547,688
Receivables:
Investment securities sold	252,762
Dividends and interest	163,448
Prepaid expenses	159
Total assets	31,964,057

Liabilities:
Payables:
Investment securities purchased	64,381
Due to Custodian	8,664
Advisory fees	10,152
Auditing fees	30,991
Fund accounting fees	8,903
Administration fees	6,594
Transfer agent fees and expenses	5,158
Custody fees	2,401
Chief Compliance Officer fees	880
Trustees' fees and expenses	449
Accrued other expenses	5,993
Total liabilities	144,566

Net Assets	$31,819,491

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of
shares authorized)	$27,303,793
Accumulated net investment loss	(523,211)
Accumulated net realized gain on investments, purchased options contracts
and written options contracts	446,370
Net unrealized appreciation on:
Investments	4,592,539
Net Assets	$31,819,491

Shares of beneficial interest issued and outstanding	2,556,461
Net asset value per share	$12.45

See accompanying Notes to Financial Statements.

9

Advisory Research MLP & Energy Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $7,488)	$351,110
Interest	403,934
Total investment income	755,044

Expenses:
Advisory fees	225,362
Fund accounting fees	48,501
Administration fees	46,574
Transfer agent fees and expenses	23,351
Legal fees	20,101
Custody fees	17,801
Auditing fees	16,002
Chief Compliance Officer fees	6,499
Miscellaneous	5,000
Shareholder reporting fees	3,701
Trustees' fees and expenses	2,701
Registration fees	2,402
Insurance fees	1,350

Total expenses	419,345
Advisory fees waived	(118,918)
Net expenses	300,427
Net investment income	454,617

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts
and Written Options Contracts:
Net realized gain (loss) on:
Investments	2,207,242
Purchased options contracts	(41,615)
Written options contracts	(433,472)
Net realized gain	1,732,155
Net change in unrealized appreciation/depreciation on:
Investments	2,449,707
Written options contracts	32,205
Net change in unrealized appreciation/depreciation	2,481,912
Net increase from payment by affiliates (Note 3)	7,721
Net realized and unrealized gain on investments, purchased options contracts
and written options contracts	4,221,788

Net Increase in Net Assets from Operations	$4,676,405

See accompanying Notes to Financial Statements.

10

Advisory Research MLP & Energy Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$454,617	$470,145
Net realized gain on investments, purchased options contracts
and written options contracts	1,732,155	2,118,719
Net change in unrealized appreciation/depreciation on investments,
and written options contracts	2,481,912	163,006
Net increase from payment by affiliates (Note 3)	7,721	-
Net increase in net assets resulting from operations	4,676,405	2,751,870

Distributions to Shareholders:
From net investment income	(244,875)	(483,767)
From net realized gains	(2,977,660)	(881,665)
Total distributions to shareholders	(3,222,535)	(1,365,432)

Capital Transactions:
Proceeds from shares sold	1,400,000	3,100,000
Reinvestment of distributions	2,220,377	936,125
Cost of shares redeemed1	(100,080)	(945,521)
Net increase in net assets from capital transactions	3,520,297	3,090,604

Total increase in net assets	4,974,167	4,477,042

Net Assets:
Beginning of period	26,845,324	22,368,282
End of period	$31,819,491	$26,845,324

Accumulated net investment loss	$(523,211)	$(198,459)

Capital Share Transactions:
Shares sold	118,203	267,883
Shares reinvested	191,432	80,015
Shares redeemed	(8,071)	(80,703)
Net increase in capital share transactions	301,564	267,195

1	Net of redemption fee proceeds of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

11

Advisory Research MLP & Energy Infrastructure Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011	For the Period September 9, 2010* through November 30, 2010

Net asset value, beginning of period	$11.91	$11.25	$10.48	$10.00
Income from Investment Operations:
Net investment income1	0.19	0.22	0.18	0.07
Net realized and unrealized gain on investments	1.71	1.06	1.19	0.51
Total from investment operations	1.90	1.28	1.37	0.58

Less distributions:
From net investment income	(0.10)	(0.22)	(0.13)	(0.03)
From net realized gain	(1.26)	(0.40)	(0.36)	(0.04)
From return of capital	-	-	(0.11)	(0.03)
Total distributions	(1.36)	(0.62)	(0.60)	(0.10)

Redemption fee proceeds	-	-	-	-

Net asset value, end of period	$12.45	$11.91	$11.25	$10.48

Total return2	17.32%	11.60%	13.26%	5.80%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,819	$26,845	$22,368	$8,432

Ratio of expenses to average net assets: 4
Before fees waived and expenses absorbed	1.40%	1.47%	2.13%	5.89%	5
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	1.00%	5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.12%	1.36%	0.50%	(1.25%)	5
After fees waived and expenses absorbed	1.52%	1.83%	1.63%	3.64%	5
Portfolio turnover rate	56%	103%	99%	25%	3

*	Commencement of operations.
1	Calculated based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not Annualized.
4	The Advisor has contractually agreed to limit the operating expenses to 1.00%.
5	Annualized.

See accompanying Notes to Financial Statements.

12

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2013

Note 1 – Organization
The Advisory Research MLP & Energy Infrastructure Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Prior to December 27, 2013, the Fund was known as FAMCO MLP & Energy Infrastructure. The Fund’s primary investment objective is long-term capital appreciation and current income. The Fund commenced investment operations on September 9, 2010.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.  The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries. A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries. At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

13

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

(e) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which would decrease proceeds of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Transactions in written options contracts for the year ended November 30, 2013 were as follows:

	Number of Contracts	Premiums Received
Outstanding at December 1, 2012	1,100	$144,682
Options written	4,708	658,782
Options closed	(5,675)	(800,272)
Options expired	(133)	(3,192)
Options exercised	-	-
Outstanding at November 30,2013	-	$-

14

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

(g) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the year ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.00% of the Fund's average daily net assets until March 31, 2014.

For the year ended November 30, 2013, the Advisor waived $118,918 of its advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2013, the amount of these potentially recoverable expenses was $425,203. The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

15

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

2014	$184,964
2015	121,321
2016	118,918

The Advisor reimbursed the Fund $7,721 for losses from a trade error. This amount is reported on the Fund’s Statement of Operations under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the Fund’s performance.

On April 1, 2013, IMST Distributors, LLC succeeded Foreside Fund Services, LLC as the Fund’s placement agent; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended November 30, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2013, gross unrealized appreciation (depreciation) of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$26,304,232

Gross unrealized appreciation	5,581,767
Gross unrealized depreciation	(338,402)

Net unrealized appreciation on investments	$5,243,365

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2013, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Accumulated Net	Accumulated Net
Paid-in Capital	Investment Income/Loss	Realized Gain/Loss
$ 253,366	$ (443,207)	$ 189,841

16

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

As of November 30, 2013, the components of accumulated earnings (deficit) for the Fund on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	455,895
Tax accumulated earnings	455,895

Accumulated capital, other losses and partial MLP dispositions	(1,183,562)
Net unrealized appreciation on investments	5,243,365
Total accumulated earnings	$4,515,698

The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 for the Fund was as follows:

Distribution paid from:	2013	2012
Ordinary income	$809,231	1,085,100
Long-term capital gains	2,413,304	280,332
Tax return of capital	-	-
Total distributions paid	$3,222,535	1,365,432

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended November 30, 2013, the Fund received $0 in redemption fees.

Note 6 –Investment Transactions
For the year ended November 30, 2013, purchases and sales of investments, excluding short-term investments, were $17,328,132 and $16,511,853, respectively.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

17

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds
Energy	$-	$5,973,246	$-	$5,973,246
Industrial	-	982,800	-	982,800
Common Stocks
Energy	15,461,298	-	-	15,461,298
Industrial	710,750	-	-	710,750
Utilities	730,170	-	-	730,170
Master Limited Partnerships
Energy	7,150,936	-	-	7,150,936
Utilities	538,488	-	-	538,488
Total Investments	$24,591,642	$6,956,046	$-	$31,547,688

*	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

18

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

Note 9 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in written options contracts during the year ended November 30, 2013.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of November 30, 2013 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$-	Written options contracts, at value	$-
Total		$-		$-

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$(41,615)	$(433,472)	$(475,087)
Total	$(41,615)	$(433,472)	$(475,087)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$32,205	$32,205
Total	$-	$32,205	$32,205

Note 10 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

19

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of Advisory Research MLP & Energy Infrastructure Fund (the “Fund”) (formerly FAMCO), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 9, 2010 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advisory Research MLP & Energy Infrastructure  Fund (formerly FAMCO) as of November 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the each of the two years in the period then ended and for the period September 9, 2010 to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2014

21

Advisory Research  MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Dividends Received Deduction
33.44% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2013 are eligible for corporate dividends received deduction for  the Infrastructure Fund.

Qualified Dividend Income
39.64% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2013, are designated as qualified dividend income for the Infrastructure  Fund.

For Federal income tax purposes, Infrastructure Fund designates long-term capital dividends of $2,413,304, or the amounts determined to be necessary, for the year ended November 30, 2013.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (314) 446-6747.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	74	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	74	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services, Inc. (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus –NICSA.	74	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	74	Investment Managers Series Trust II, a registered investment company.

22

Advisory Research  MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present);	74	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996-present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

23

Advisory Research MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 22-23, 2013, and September 17-18, 2013, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and FAMCO MLP, a division of Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research MLP & Energy Infrastructure Fund series of the Trust (the “Fund”) for an additional one-year term.  At that time the Fund was named the “FAMCO MLP & Energy Infrastructure Fund.” In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Alerian MLP Index, the S&P 1500 Energy Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Domestic Energy fund category (the “Performance Universe”); reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Equity Energy fund category (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board noted that the materials they reviewed indicated that the annualized total return of the Fund for the one-year period ended June 30, 2013, was higher than the returns of the S&P 1500 Energy Index and the median returns of the funds in the Performance Peer Group and the Domestic Energy Performance Universe, but below the returns of the Alerian MLP Index by 681 basis points.

The Board also considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

24

Advisory Research MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were lower than the medians of the Fund’s Expense Peer Group and the Equity Energy Expense Universe.  In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were lower than the median expenses for the Expense Peer Group and the Expense Universe.  The Board noted that the Investment Advisor had waived a significant portion of its advisory fees with respect to the Fund due to the Fund’s low asset levels and that the Fund’s effective advisory fee was therefore lower than its gross advisory fee. The Board also noted that the fees charged by the Investment Advisor to the Infrastructure Fund are comparable to the fees charged by the Investment Advisor to its separate account clients managed using the same strategies as the Fund.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2013, and determined that the Investment Advisor’s profitability with respect to the Fund was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including its receipt of advisory fees, research received from broker-dealers providing execution services to the Fund, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

25

Advisory Research MLP & Energy Infrastructure Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Advisory Research MLP & Energy Infrastructure Fund (the ”Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 6/1/13 through 11/30/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	6/1/13	11/30/13	6/1/13 – 11/30/13
Actual Performance	$1,000.00	$1,047.20	$5.13
Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.06

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

26

This page is intentionally blank

This page is intentionally blank

Advisory Research MLP & Energy Infrastructure Fund
A series of the Investment Managers Series Trust

Advisor
Advisory Research, Inc.
Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Placement Agent
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research MLP & Energy Infrastructure Fund	MLPPX	461 418 626

Privacy Principles of the Advisory Research MLP & Energy Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research MLP & Energy Infrastructure Fund for their information.  It is not a Private Placement Memorandum, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (314) 446-6747, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (314) 446-6747, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (314) 446-6747. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Advisory Research MLP & Energy Infrastructure Fund
P.O. Box 2175
Milwaukee, WI 53201
(314) 446-6747

Advisory Research MLP & Energy Income Fund
(Class A:  INFRX)
(Class C:  INFFX)
(Class I:  INFIX)

ANNUAL REPORT
November 30, 2013

Advisory Research MLP & Energy Income Fund
A series of the Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Supplemental Information	25
Expense Example	29

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research MLP & Energy Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6750 www.advisoryresearch.com

Advisory Research MLP & Energy Income Fund
(“INFIX/INFRX/INFFX”)
November 30, 2013

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Income Fund (“the Fund”).  This report covers the December 31, 2013 change of the Fund’s name as well as the Fund’s performance for the annual period ended November 30, 2013 and the outlook for 2014.

Fund Joins Advisory Research Fund Family

On December 31, 2013, the Fund’s advisor, FAMCO MLP, formally changed its name to Advisory Research, Inc. The FAMCO MLP & Energy Income Fund also adopted the Advisory Research brand (the fund tickers remain unchanged).

The name changes completed a process set in motion almost two years ago, when the FAMCO MLP team became a division of Advisory Research. We want to assure you that there have been no changes to the team that has been managing this Fund since its inception.  Concurrent with the name change, Advisory Research launched a new website that provides enhanced firm and product information on all 9 of the firm’s mutual fund strategies at www.advisoryresearch.com.

Advisory Research, founded in 1974, is a Chicago based asset management firm with more than $10 billion in assets across a broad spectrum of traditional and alternative strategies.  Strategies range from value-oriented U.S., international, and global to MLP and energy infrastructure.

2013 Annual Report

The Fund’s primary investment objective is to seek current income and secondarily, long-term capital appreciation.  The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities.  We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes, and some tax advantages.  The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.  Most pure-play domestic energy infrastructure is owned by MLPs or entities affiliated with MLPs, and at least 80% of the Fund’s investments are expected to be concentrated in MLPs and other energy infrastructure assets.

We expect the Fund to exhibit high correlation to and generate similar returns with the Alerian MLP Index (Index), but with less volatility and more liquidity over a full market cycle. In general, we would expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

We are pleased that the Fund generated results consistent with our expectations for the 1 year period and since its December 27, 2010 inception date.

Total Returns as of 11/30/2013

1 Year Period
	Performance	Volatility1	Correlation to Index
INFIX	16.56%	9.0%	87%
Alerian MLP Index	21.61%	13.4%

Since Inception of 12/27/2010
	Annualized	Annualized
	Performance	Volatility1	Correlation to Index
INFIX	13.35%	11.0%	90%
Alerian MLP Index	15.50%	15.2%

1
Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns.  In general, the higher the standard deviation, the greater the volatility of return.

For both periods the performance, while strong in absolute terms, is lagging the Alerian MLP Index.  It is important to note that MLPs have been in the bull market portion of a market cycle since the Fund’s inception.  We expect the long term returns of the Alerian MLP Index to be 6-10% per annum, considerably lower than the performance in the 1 year and since inception periods.  We believe the Fund   has the potential to generate returns consistent with the Alerian MLP Index over a full market cycle.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-888-665-1414.  The total annual gross and net operating expense ratios for the Fund’s Class I shares are 1.37% and 1.26% respectively.2  There is a 2% redemption fee if redeemed within 90 days of purchase.

Consistent with our expectations, the Fund has generated return volatility that is materially lower than the Alerian MLP Index.  Volatility for the Fund for the 1 year and since inception periods was 9.0% and 11.0% respectively.  Volatility for the Alerian MLP Index over the same periods was 13.4% and 15.2%.  The lower volatility is derived from the Fund’s diversified portfolio, in particular the fixed income securities.  Since inception, the volatility level of the Fund relative to the Alerian MLP Index was consistent with our initial expectations.  We believe that the volatility level relative to the Alerian MLP Index has the potential to be lower over the long term.  We anticipate the Alerian MLP Index volatility may be slightly lower than that of the S&P 500 going forward.

The risk adjusted return of the Fund is compelling over the 1 year and since inception periods.  We use the information ratio, measured as total return per unit of annualized standard deviation, to illustrate risk adjusted returns.

	Information Ratio (1 year)	Information Ratio (since inception)
INFIX	1.8	1.2
Alerian MLP Index	1.6	1.0

The Fund continued to exhibit strong correlation to the Alerian MLP Index.  The Fund had a correlation of 87% and 90% over the 1 year and since inception periods, respectively, compared to the Alerian MLP Index.  We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Alerian MLP Index high over time.  Since inception, we have preferred MLPs and equities in comparison to fixed income.  In comparison to our initial expectations this preference tends to increase the Fund’s correlation to the S&P 500 while it decreases the correlation to bond indices.  We expect the correlation statistics to remain near current levels so long as our asset allocation preferences stay the same.

We are also happy to report that the Fund returns have benefited from asset allocation and security selection decisions.

Since inception we have overweighted the combined MLP and equity holdings and underweighted the debt in comparison to our long term targets. MLPs and equities have substantially outperformed fixed income over both the 1 year and since inception periods.  We anticipate continuing to overweight MLPs and equities.  It is worth noting that the fixed income securities hurt relative returns over both the 1 year and since inception periods but greatly reduced the volatility of the portfolio in addition to providing significant liquidity.

Security selection has been strong. We have added significant value in our selection of MLPs, energy infrastructure equities and energy infrastructure fixed income securities for the 1 year and since inception periods.  The energy infrastructure equities (non-MLP) in the portfolio, on average, generated cumulative total returns significantly higher than the S&P 500 Energy Sector driven by identifying equities likely to benefit from MLP-related buyouts or restructurings. Our debt selection was also strong with the average fixed income security producing a significantly higher return than the Barclays Aggregate Bond Index return. Our fixed income selection benefited from a preference for taking on credit risk as opposed to interest rate risk.

The Fund’s flexible design seeks to take full advantage of the asset allocation and security selection opportunities that we see.  For example, one of the Fund’s major themes since its inception has been an expectation that many publicly-traded U.S. corporations with MLP-qualifying assets would restructure or be acquired to optimize the value of those assets.  This expectation turned into reality.  During the past year, three holdings have announced restructurings to highlight the value of their MLP assets.  EQT Corporation agreed to sell its gas utility, the resulting company a Marcellus shale focused entity with midstream and upstream assets including the general partner of its underlying MLP EQT Midstream Partners LP.  ONEOK, Inc. plans to separate its gas utility from its general partner interest by spinning-off stock of a new gas utility entity during the first quarter of 2014.  CenterPoint Energy, Inc. filed a registration statement for the purpose of offering its interest in a newly formed midstream joint venture in an IPO.  In these cases the flexible design of the Fund allowed us to benefit when a restructuring corporation unlocks value from an affiliated MLP or MLP qualifying assets.

Looking forward to 2014, the Fund will continue to opportunistically invest in energy infrastructure via MLPs, equity securities and fixed income securities.  The Fund is heavily weighted to MLPs and equities as we remain concerned about the valuation of fixed income assets.  At November 30, 2013, the Fund had 70% of its assets in MLPs and equities.  Although we remain significantly invested in MLPs and equities, we believe MLP and equity market returns will moderate in 2014 and we believe that the Fund’s diversified approach will benefit in 2014 relative to an equity-only approach.

As a shareholder, you will receive a 1099 tax form in 2014.  Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed.  Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares.  Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

This material must be preceded or accompanied by a current prospectus.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.   The since inception performance shown for the index is that of the Fund’s inception.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.  The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

S&P 500 Energy Index is comprised those companies in the S&P 500 that are classified as members of the GICS energy sector.

Indexes are un-managed and do not account for investment expenses.  You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather.  MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The use of leverage through borrowing may exaggerate the effect of the Fund's net asset value of any increase or decrease in the value of the MLPs or other investment purchased with the borrowings. Investing in debt securities involves additional risks including interest rate risk, credit risk and prepayment risk. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. The use of derivative instruments involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

2The Advisor has contractually agreed to waive its fees and/or pay for expenses until March 31, 2014 and may be terminated by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, for three years from the date of any such waiver or payment to the extent a class’s total annual fund operating expenses do not exceed the limits described above.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Advisory Research MLP & Energy Income Fund
FUND PERFORMANCE at November 30, 2013 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, with a similar investment in the Alerian MLP Index.  Results include the reinvestment of all dividends and capital gains.

The Alerian MLP index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.  This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2013	1 Year	Since Inception*
Before deducting maximum sales charge
Class A¹	16.30%	13.10%
Class C²	15.41%	12.50%
Class I³	16.56%	13.35%
After deducting maximum sales charge
Class A¹	9.94%	10.94%
Class C²	14.41%	12.50%
Alerian MLP Index	21.61%	15.50%

*
Class A started on 5/18/11, Class I started on 12/27/10 and Class C started on 4/2/12. The performance figures for Class A and Class C include the performance for the Class I for the periods prior to the start date of Class A and Class C. Class A and Class C impose higher expenses than that of Class I.

The performance date quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and Net Expense Ratios for Class A shares are 1.62% and 1.51% respectively, for the Class C shares are 2.37% and 2.26% respectively, and for the Class I shares are 1.37% and 1.26% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until March 31, 2014.

¹
Maximum sales charge for Class A shares is 5.50%.  No initial sales charge applied to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

²	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2013

Principal Amount		Value

	CORPORATE BONDS – 26.2%
	ENERGY – 23.9%
	Chesapeake Energy Corp.
$2,000,000	7.250%, 12/15/2018	$2,300,000
4,720,000	6.625%, 8/15/2020	5,286,400
3,550,000	6.875%, 11/15/2020	3,989,312
	Concho Resources, Inc.
4,000,000	7.000%, 1/15/20211	4,395,000
2,000,000	6.500%, 1/15/20221	2,165,000
2,500,000	5.500%, 4/1/20231	2,537,500
7,000,000	CONSOL Energy, Inc. 8.250%, 4/1/20201	7,647,500
7,791,000	DCP Midstream LLC 6.750%, 9/15/20372	8,388,461
3,000,000	Denbury Resources, Inc. 8.250%, 2/15/20201	3,311,250
4,500,000	Exterran Holdings, Inc. 7.250%, 12/1/20181	4,758,750
11,000,000	Forest Oil Corp. 7.500%, 9/15/20201	10,917,500
11,000,000	NGPL PipeCo LLC 9.625%, 6/1/20191,2	10,890,000
	QEP Resources, Inc.
1,000,000	6.800%, 4/1/2018	1,042,500
5,800,000	6.875%, 3/1/2021	6,162,500
10,000,000	Range Resources Corp. 5.000%, 3/15/20231	9,750,000
	Rockies Express Pipeline LLC
5,000,000	6.850%, 7/15/20182	4,975,000
9,500,000	5.625%, 4/15/20202	8,740,000
865,000	Sonat, Inc. 7.000%, 2/1/2018	941,417
4,000,000	Western Refining, Inc. 6.250%, 4/1/20211	4,020,000
		102,218,090
	INDUSTRIAL – 2.3%
9,165,000	Teekay Corp. 8.500%, 1/15/2020	9,898,200

	TOTAL CORPORATE BONDS (Cost $113,001,752)	112,116,290

Number of Shares

	COMMON STOCKS – 47.9%
	ENERGY – 43.8%
122,560	Anadarko Petroleum Corp.	10,885,779

Advisory Research & Energy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	ENERGY (Continued)
488,312	Enbridge Energy Management LLC	$13,946,194
360,820	Enbridge, Inc.	14,916,299
132,455	EQT Corp.	11,273,245
177,082	Kinder Morgan Management LLC	13,559,201
374,215	Kinder Morgan, Inc.	13,299,601
63,185	Occidental Petroleum Corp.	6,000,048
208,575	ONEOK, Inc.	12,111,950
998,715	Plains GP Holdings LP - Class A*	23,469,803
98,200	QEP Resources, Inc.	3,144,364
331,435	Spectra Energy Corp.	11,119,644
237,500	Targa Resources Corp.	19,258,875
264,145	TransCanada Corp.	11,725,397
637,900	Williams Cos., Inc.	22,466,838
		187,177,238
	INDUSTRIAL – 2.0%
263,232	Teekay Offshore Partners LP	8,639,274

	UTILITIES – 2.1%
182,690	CenterPoint Energy, Inc.	4,280,427
145,395	NiSource, Inc.	4,597,390
		8,877,817
	TOTAL COMMON STOCKS (Cost $183,204,819)	204,694,329

	MASTER LIMITED PARTNERSHIPS – 23.0%
	ENERGY – 21.5%
147,515	Arc Logistics Partners LP*	2,972,427
74,600	Buckeye Partners LP	5,079,514
1,069,511	Crestwood Equity Partners LP	16,449,079
149,199	DCP Midstream Partners LP	7,188,408
320,475	Energy Transfer Equity LP	23,961,916
141,585	Enterprise Products Partners LP	8,915,608
173,250	EV Energy Partner LP	5,665,275
107,335	MarkWest Energy Partners LP	7,413,628
152,095	Plains All American Pipeline LP	7,843,539
65,465	Tallgrass Energy Partners LP	1,628,769
92,260	Tesoro Logistics LP	4,728,325
		91,846,488
	UTILITIES – 1.5%
151,485	Western Gas Equity Partners LP	6,544,152

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $76,645,097)	98,390,640

Advisory Research & Energy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2013

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 3.0%
12,878,008	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.01%3	$12,878,008

	TOTAL SHORT-TERM INVESTMENTS (Cost $12,878,008)	12,878,008

	TOTAL INVESTMENTS – 100.1% (Cost $385,729,676)	428,079,267
	Liabilities in Excess of Other Assets – (0.1)%	(360,604)

	TOTAL NET ASSETS – 100.0%	$427,718,663

LLC – Limited Liability Company
LP – Limited Partnership

*	Non-income producing security.

1	Callable.

2
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

3	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
SUMMARY OF INVESTMENTS
As of November 30, 2013

Security Type	Percent of Total Net Assets
Corporate Bonds
Energy	23.9%
Industrial	2.3%
Total Corporate Bonds	26.2%
Common Stocks
Energy	43.8%
Utilities	2.1%
Industrial	2.0%
Total Common Stocks	47.9%
Master Limited Partnerships
Energy	21.5%
Utilities	1.5%
Total Master Limited Partnerships	23.0%
Short-Term Investments	3.0%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2013

Assets:
Investments, at value (cost $385,729,676)	$428,079,267
Receivables:
Fund shares sold	362,140
Dividends and interest	2,507,801
Prepaid expenses	98,314
Total assets	431,047,522

Liabilities:
Payables:
Fund shares redeemed	2,797,273
Advisory fees	375,230
Distribution fees - Class A & Class C (Note 7)	44,611
Administration fees	30,114
Auditing fees	16,092
Fund accounting fees	15,174
Transfer agent fees and expenses	14,066
Custody fees	3,081
Chief Compliance Officer fees	411
Trustees' fees and expenses	94
Accrued other expenses	32,713
Total liabilities	3,328,859

Net Assets	$427,718,663

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$388,309,506
Accumulated net investment loss	(2,148,803)
Accumulated net realized gain on investments, purchased options contracts
and written options contracts	(791,631)
Net unrealized appreciation (depreciation) on:
Investments	42,349,591
Net Assets	$427,718,663

Class A Shares:
Net Assets applicable to shares outstanding	$30,566,862
Number of shares issued and outstanding	2,456,610
Redemption price per share*	$12.44
Maximum sales charge (5.50% of offering price)**	0.72
Maximum offering price to public	$13.16

Class C Shares:
Net Assets applicable to shares outstanding	$48,313,710
Number of shares issued and outstanding	3,877,832
Offering and redemption price per share*	$12.46

Class I Shares:
Net Assets applicable to shares outstanding	$348,838,091
Number of shares issued and outstanding	28,491,948
Offering and redemption price per share	$12.24

*
No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2013

Investment Income
Dividends (net of foreign withholding taxes of $85,044)	$3,971,614
Interest	4,867,308
Total investment income	8,838,922

Expenses
Advisory fees	3,422,533
Distribution fees - Class C (Note 7)	273,161
Administration fees	242,657
Transfer agent fees and expenses	113,820
Fund accounting fees	106,498
Distribution fees - Class A (Note 7)	65,419
Registration fees	46,001
Custody fees	46,000
Miscellaneous	29,999
Legal fees	21,999
Shareholder reporting fees	18,999
Auditing fees	16,002
Trustees' fees and expenses	7,501
Chief Compliance Officer fees	5,599
Insurance fees	1,902

Total expenses	4,418,090
Advisory fees recovered	198,053
Net expenses	4,616,143
Net investment income	4,222,779

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts
and Written Options Contracts:
Net realized gain (loss) on:
Investments	13,743,768
Purchased options contracts	(501,851)
Written options contracts	(4,195,554)
Net realized gain	9,046,363
Net change in unrealized appreciation/depreciation on:
Investments	32,199,487
Written options contracts	228,242
Net change in unrealized appreciation/depreciation	32,427,729
Net realized and unrealized gain on investments, purchased options contracts
and written options contracts	41,474,092

Net Increase in Net Assets from Operations	$45,696,871

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	November 30, 2013	November 30, 2012*
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$4,222,779	$1,898,168
Net realized gain on investments, puchased options contracts
and written options contracts	9,046,363	533,212
Net change in unrealized appreciation/depreciation on investments,
and written options contracts	32,427,729	8,598,866
Net increase in net assets resulting from operations	45,696,871	11,030,246

Distributions to Shareholders:
From net investment income:
Class A	(208,736)	(147,173)
Class C	(4,713)	(26,055)
Class I	(3,481,792)	(1,371,149)
From capital gains:
Class A	(733,961)	(147,173)
Class C	(804,859)	(43,691)
Class I	(8,182,518)	(2,299,457)
From return of capital:
Class A	(429,852)	(276,650)
Class C	(372,339)	(82,133)
Class I	(5,290,831)	(4,322,473)
Total distributions to shareholders	(19,509,601)	(8,656,537)

Capital Transactions:
Net proceeds from shares sold:
Class A	19,961,559	10,980,982
Class C	39,347,735	7,918,691
Class I	275,387,424	188,320,532
Reinvestment of distributions:
Class A	703,393	244,469
Class C	527,897	102,718
Class I	12,144,006	6,419,212
Cost of shares redeemed:
Class A1	(4,189,968)	(849,965)
Class C2	(1,276,065)	-
Class I3	(152,387,577)	(32,848,788)
Net increase in net assets from capital transactions	190,218,404	180,287,851

Total increase in net assets	216,405,674	182,661,560

Net Assets
Beginning of period	211,312,989	28,651,429
End of period	$427,718,663	$211,312,989

Accumulated net investment loss	$(2,148,803)	$(182,844)

Capital Share Transactions:
Shares sold:
Class A	1,665,022	981,905
Class C	3,224,624	705,277
Class I	22,830,139	17,054,957
Shares reinvested:
Class A	57,686	22,010
Class C	43,256	9,189
Class I	1,010,274	586,703
Shares redeemed:
Class A	(342,951)	(75,934)
Class C	(104,514)	-
Class I	(12,574,724)	(2,955,163)
Net increase in capital share transactions	15,808,812	16,328,944

*	Class C Shares commenced operations on April 2, 2012.

1	Net of redemption fee proceeds of $2,374 and $2,559, respectively.
2	Net of redemption fee proceeds of $4,060 and $0, respectively.
3	Net of redemption fee proceeds of $134,111 and $19,806, respectively.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund - Class A
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period
	For the Year Ended		For the Year Ended		May 18, 2011* through
	November 30, 2013		November 30, 2012		November 30, 2011

Net asset value, beginning of period	$11.24		$10.79		$10.64
Income from Investment Operations:
Net investment income1	0.13		0.14		0.04
Net realized and unrealized gain on investments	1.68		0.92		0.41
Total from investment operations	1.81		1.06		0.45

Less distributions:
From net investment income	(0.09)		(0.10)		(0.05)
From net realized gain	(0.33)		(0.18)		(0.01)
From return of capital	(0.19)		(0.33)		(0.24)
Total distributions	(0.61)		(0.61)		(0.30)

Redemption fee proceeds	-	2	-	2	-	2

Net asset value, end of period	$12.44		$11.24		$10.79

Total return3	16.30%		10.02%		4.32%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30,567		$12,109		$1,606

Ratio of expenses to average net assets:5
Before fees waived/recovered	1.44%		1.61%		2.76%	6
After fees waived/recovered	1.50%		1.50%		1.50%	6
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.14%		1.14%		(0.54%)	6
After fees waived/recovered	1.08%		1.25%		0.72%	6
Portfolio turnover rate	42%		101%		83%	4

*	Commencement of operations.
1	Calculated based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more, or a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 18 months.  If the sales charges were included total returns would be lower.

4	Not annualized.
5	The Advisor has contractually agreed to limit the operating expenses to 1.50%.
6	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund - Class C
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the Year Ended		April 2, 2012* through
	November 30, 2013		November 30, 2012

Net asset value, beginning of period	$11.23		$11.20
Income from Investment Operations:
Net investment income1	0.04		0.05
Net realized and unrealized gain on investments	1.67		0.37
Total from investment operations	1.71		0.42

Less distributions:
From net investment income	-	2	(0.07)
From net realized gain	(0.33)		(0.11)
From return of capital	(0.15)		(0.21)
Total distributions	(0.48)		(0.39)

Redemption fee proceeds	-	2	-

Net asset value, end of period	$12.46		$11.23

Total return3	15.41%		3.80%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48,314		$8,024

Ratio of expenses to average net assets:5
Before fees waived/recovered	2.19%		2.36%	6
After fees waived/recovered	2.25%		2.25%	6
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.39%		0.52%	6
After fees waived/recovered	0.33%		0.63%	6
Portfolio turnover rate	42%		101%	4

*	Commencement of operations.
1	Calculated based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months. If the sales charge was included total returns would be lower.

4	Not annualized.
5	The Advisor has contractually agreed to limit the operating expenses to 2.25%.
6	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund - Class I
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012		For the Period December 27, 2010* through November 30, 2011

Net asset value, beginning of period	$11.10	$10.65		$10.00
Income from Investment Operations:
Net investment income1	0.16	0.17		0.12
Net realized and unrealized gain on investments	1.64	0.91		1.08
Total from investment operations	1.80	1.08		1.20

Less distributions:
From net investment income	(0.13)	(0.11)		(0.09)
From net realized gain	(0.33)	(0.18)		(0.02)
From return of capital	(0.21)	(0.34)		(0.44)
Total distributions	(0.67)	(0.63)		(0.55)

Redemption fee proceeds	0.01	-	2	-	2

Net asset value, end of period	$12.24	$11.10		$10.65

Total return3	16.56%	10.35%		12.18%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$348,838	$191,180		$27,045

Ratio of expenses to average net assets:5
Before fees waived/recovered	1.19%	1.36%		3.29%	6
After fees waived/recovered	1.25%	1.25%		1.25%	6
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.39%	1.42%		(0.79%)	6
After fees waived/recovered	1.33%	1.53%		1.25%	6
Portfolio turnover rate	42%	101%		83%	4

*	Commencement of operations.
1	Calculated based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	The Advisor has contractually agreed to limit the operating expenses to 1.25%.
6	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2013

Note 1 – Organization
The Advisory Research MLP & Energy Income Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Prior to December 31, 2013, the Fund was known as FAMCO MLP & Energy Income. The Fund primarily seeks current income and secondarily seeks long-term capital appreciation.  The Fund offers three classes of shares, Class A, Class C and Class I. Class A Shares commenced investment operations on May 18, 2011.  Class C Shares commenced investment operations on April 2, 2012.  Class I Shares commenced investment operations on December 27, 2010.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes.  If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries.  A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries.  At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which would decrease proceeds of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

Transactions in written options contracts for the year ended November 30, 2013 were as follows:

	Number of Contracts	Premiums Received
Outstanding at December 1, 2012	8,074	$1,105,282
Options written	51,176	6,875,484
Options closed	(57,670)	(7,942,847)
Options expired	(1,580)	(37,919)
Options exercised	-	-
Outstanding at November 30, 2013	-	$-

(g) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the year ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00%, of the Fund’s average daily net assets.  The Advisor has contractually agreed to

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses to 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A Shares, Class C Shares, and Class I Shares, respectively. This agreement is effective until March 31, 2014, and may be terminated by the Trust's Board of Trustees.

For the year ended November 30, 2013, the Advisor recovered $198,053 of previously waived advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2013, the amount of these potentially recoverable expenses was $157,441. The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

2014	$19,899
2015	137,542

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC (“GDS”) as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

For the period December 1, 2012 through December 31, 2012, GDS received $3,486 in selling commissions.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2013, gross unrealized appreciation (depreciation) of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$379,278,491

Gross unrealized appreciation	56,588,802
Gross unrealized depreciation	(7,788,026)

Net unrealized appreciation on investments	$48,800,776

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2013, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$1,531,751	$(2,493,497)	$961,746

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital, other losses and partial MLP dispositions	(9,391,620)
Net unrealized appreciation on investments	48,800,776
Total accumulated earnings	$39,409,156

The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 for the Fund was as follows:

Distributions paid from:	2013	2012
Ordinary income	$9,155,823	$2,135,181
Long-term capital gains	4,260,756	1,840,100
Tax return of capital	6,093,022	4,681,256
Total distributions	$19,509,601	$8,656,537

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended November 30, 2013, the Fund received $140,545 in redemption fees.

Note 6 –Investment Transactions
For the year ended November 30, 2013, purchases and sales of investments, excluding short-term investments, were $303,910,208 and $140,620,122, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to Class A Shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. With respect to Class C Shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 1.00% of average daily net assets. Class I Shares of the Fund do not pay any distribution fees.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

For the year ended November 30, 2013 distribution fees for Class A and Class C incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds
Energy	$-	$102,218,090	$-	$102,218,090
Industrial	-	9,898,200	-	9,898,200
Common Stocks
Energy	187,177,238	-	-	187,177,238
Industrial	8,639,274	-	-	8,639,274
Utilities	8,877,817	-	-	8,877,817
Master Limited Partnerships
Energy	91,846,488	-	-	91,846,488
Utilities	6,544,152	-	-	6,544,152
Short-Term Investments	12,878,008	-	-	12,878,008
Total Investments	$315,962,977	$112,116,290	$-	$428,079,267

*	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in written options contracts during the year ended November 30, 2013.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of November 30, 2013 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$-	Written options contracts, at value	$-
Total		$-		$-

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$(501,851)	$(4,195,555)	$(4,697,406)
Total	$(501,851)	$(4,195,555)	$(4,697,406)

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$228,242	$228,242
Total	$-	$228,242	$228,242

Note 11 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of Advisory Research MLP & Energy Income Fund (the “Fund”) (formerly FAMCO), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 27, 2010 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FAMCO MLP & Energy Income Fund (formerly FAMCO) as of November 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period December 27, 2010 to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2014

Advisory Research  MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Dividends Received Deduction
33.34% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2013 are eligible for corporate dividends received deduction for the Income Fund.

Qualified Dividend Income
39.43% of the dividends paid from net investment income, including short-term capital gains, for the year ended November 30, 2013, are designated as qualified dividend income for the Income Fund.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	74	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	74	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services, Inc. (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus –NICSA.	74	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	74	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present);	74	Investment Managers Series Trust II, a registered investment company.

Advisory Research  MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996-present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Advisory Research MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 22-23, 2013, and September 17-18, 2013, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and FAMCO MLP, a division of Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research MLP & Energy Income Fund series of the Trust (the “Fund”) for an additional one-year term.  At that time the Fund was named the “FAMCO MLP & Energy Income Fund.” In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Alerian MLP Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Domestic Energy fund category (the “Performance Universe”); reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Equity Energy fund category (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board noted that the materials they reviewed indicated that the annualized total return of the Fund for the one-year period ended June 30, 2013, was higher than the median returns of the Performance Peer Group, but below the returns of the Alerian MLP Index by 782 basis points and below the median returns of funds in the Domestic Energy Performance Universe by 87 basis points.  The Board noted, however, that in each of 2011 and 2012, the Fund outperformed the Alerian MLP Index and the median returns of the Performance Universe.

The Board also considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel,

Advisory Research MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were slightly higher than the medians of the Fund’s Expense Peer Group and the Equity Energy Expense Universe (by five basis points in each case).  The Board also noted that the advisory fee charged by the Fund is higher than the advisory fee the Investment Advisor charges the Advisory Research MLP & Energy Infrastructure Fund, but noted that the Fund has a lower minimum investment and therefore has more complex cash management issues.  The Board also observed that the Fund’s advisory fee is higher than the fees charged by the Investment Advisor to its separate account clients managed using the same strategies as the Fund, but noted that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients that are not registered under the 1940 Act.  In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were higher than the median expenses for the Expense Peer Group (by two basis points) and the Expense Universe (by 14 basis points).  The Board noted that the Fund’s average net assets as of June 30, 2013, were lower than the average asset size of the funds in the Expense Peer Group and Expense Universe.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2013, which the Board determined was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including its receipt of advisory fees, research received from broker-dealers providing execution services to the Fund, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Advisory Research MLP & Energy Income Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Advisory Research MLP & Energy Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 6/1/13 to 11/30/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		6/1/13	11/30/13	6/1/13 - 11/30/13*
Class A	Actual Performance	$1,000.00	$1,041.90	$7.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.55	7.59
Class C	Actual Performance	1,000.00	1,037.80	11.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.78	11.37
Class I	Actual Performance	1,000.00	1,042.90	6.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.33

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.25% and 1.25% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).  The expense ratios reflect a recovery of previously waived and/or absorbed fees and/or expenses. Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

This page is intentionally left blank

This page is intentionally left blank

Advisory Research MLP & Energy Income Fund
A series of the Investment Managers Series Trust

Advisor
Advisory Research, Inc.
Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research MLP & Energy Income Fund – Class A	INFRX	461 418 543
Advisory Research MLP & Energy Income Fund – Class C	INFFX	461 418 238
Advisory Research MLP & Energy Income Fund – Class I	INFIX	461 418 535

Privacy Principles of the Advisory Research MLP & Energy Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research MLP & Energy Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 665-1414, on the Fund’s website at www.advisoryresearch.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 665-1414. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Advisory Research MLP & Energy Income Fund
P.O. Box 2175
Milwaukee, WI  53201
(888) 665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 888-665-1414.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013	FYE 11/30/2012
Audit Fees	$27,000	$30,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2013	FYE 11/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2013	FYE 11/30/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/6/14

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/6/14